Exhibit 32.2

CFO CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cathay General Bancorp (the “Company”) on Form 10-K for the period ended December 31, 2008 as amended by Amendment No. 1 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Heng W. Chen, chief financial officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ HENG W. CHEN
Heng W. Chen Executive Vice President and Chief Financial Officer

Date: March 2, 2009

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.